SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K




                                 Current Report
                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                                February 9, 1998




                              THOR INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)

         Delaware              1-9235                      93-0768752
--------------------------------------------------------------------------------
(State of Incorporation) (Commission File No.) (IRS Employer Identification No.)



       419 West Pike Street, Jackson Center, Ohio             45334
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        (Address of principal executive offices)           (Zip Code)



       Registrant's telephone number, including area code: (937) 596-6849



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                                                              Page 2 of 44 Pages


Item 2.        Acquisition or Disposition of Assets
-------        ------------------------------------

               On  February  9,  1998,   Thor   Industries,   Inc.,  a  Delaware
corporation (the "Registrant"), through its wholly-owned subsidiary, Champion Bus, Inc., a Delaware corporation (the "Purchaser"), acquired substantially all of the assets and certain of the liabilities of Champion Motor Coach, Inc., a Michigan corporation (the "Seller"). The assets of the Seller acquired included, among other things, plant, equipment, inventory and accounts receivable.

               The purchase price paid on February 9, 1998 was $10,163,356 cash (the "Closing Date Purchase Price"), which represented ninety-five (95%) percent of the stockholder's equity as reflected on the unaudited balance sheet of the Seller as of November 1, 1997. The Closing Date Purchase Price shall be adjusted based on the audited balance sheet of the Seller, which shall be prepared on or before April 10, 1998. The funds required for the Closing Date Purchase Price were acquired by the Registrant from working capital.

               There was no material relationship between the Registrant (or any affiliate, including the Purchaser, any director or officer of the Registrant, or any associate of any such director or officer) and the Seller.

               The Seller is engaged in the business of manufacturing mid-size buses. The business and operations of the Seller will be continued by the Registrant substantially as they were conducted prior to the acquisition.

               The  business  of  the  Seller  is  not   "significant"   to  the
Registrant, as such is defined in Rule 11-01(b) of Regulation S-X, as amended.



Item 7.        Financial Statements and Exhibits
-------        ---------------------------------

               (c)  Exhibits

                    2.1 Asset Purchase Agreement, dated as of December 23, 1997, by and among the Seller and the Registrant.

                    2.2 Assignment of Purchaser's Interest in Asset Purchase Agreement, dated January 29, 1998, by and between the Registrant and the Purchaser.

                    99.1 Press release dated February 10, 1998.



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                                                              Page 3 of 44 Pages

                                   SIGNATURES


               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             THOR INDUSTRIES, INC.


                                             /S/ WALTER L. BENNETT
                                             ----------------------------------
                                             By:  Walter L. Bennett
                                             Senior Vice President
                                             (Finance) and Secretary



Date:     February 23, 1998



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                                                              Page 4 of 44 Pages

                                  EXHIBIT INDEX

Exhibit No.       Description                                           Page No.
-----------       -----------                                           --------

2.1               Asset Purchase Agreement, dated as of
                  December 23, 1997, by and among the Seller
                  and the Registrant.                                      5

2.2               Assignment of Purchaser's Interest in Asset
                  Purchase Agreement, dated January 29, 1998,
                  by and between the Registrant and the Purchaser.         43

99.1              Press release dated February 10, 1998                    44